UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 16, 2011

Senesco Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Route 202/206, Suite 130, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

(908) 864-4444
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07   Submission of Matters to a Vote of Security Holders.

On December 16, 2011, Senesco Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).  The matters voted on by stockholders at the Meeting included (1) a proposal to elect ten (10) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, (2) a proposal to increase the total number of authorized shares of common stock, $0.01 par value per share, of the Company from 250,000,000 to 350,000,000 and (3) a proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.  There were represented at the Meeting, either in person or by proxy, 68,200,283 shares of the Company’s common stock out of a total number of 80,777,097 shares of the Company’s common stock outstanding and entitled to vote at the Meeting. The results of the stockholders’ votes are as follows:

Proposal	For	Withheld	Broker Non-Votes
Election of the nominees to the Board of Directors of the Company:
Harlan W. Waksal, M.D.	48,436,716	1,106,776	18,656,791
John N. Braca	48,601,344	942,148	18,656,791
Jack Van Hulst	37,026,678	12,516,814	18,656,791
Christopher Forbes	48,565,186	978,306	18,656,791
Warren J. Isabelle	45,620,345	3,923,147	18,656,791
Thomas C. Quick	45,615,645	3,927,847	18,656,791
David Rector	47,559,190	1,984,302	18,656,791
Rudolf Stalder	44,789,437	4,754,055	18,656,791
Leslie J. Browne, Ph.D.	45,664,733	3,878,759	18,656,791
John E. Thompson, Ph.D.	48,615,185	928,307	18,656,791

To approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock, $0.01 par value per share, of the Company from 250,000,000 to 350,000,000.
	For 64,626,050	Against 2,903,858	Abstain 670,375

To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.	For 58,526,762	Against 8,631,797	Abstain 1,041,724

The foregoing votes reflect that (i) the nominees of the Board of Directors, (ii) the approval of the increase in the total number of authorized shares of common stock, $0.01 par value per share, of the Company from 250,000,000 to 350,000,000, and (iii) the ratification of the appointment of the Company’s independent public accounting firm for the fiscal year ending June 30, 2012, having received the votes listed above, being a plurality, majority or requisite majority of the votes cast, were duly passed by the stockholders of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: December 19, 2011	By: /s/ Leslie J. Browne, Ph.D.
Name: Leslie J. Browne, Ph.D. Title: President and Chief Executive Officer